SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 27, 2003


                         PRG-SCHULTZ INTERNATIONAL, INC.
               (Exact name of registrant as specified in charter)

                        Commission File Number 000-28000

             Georgia                                    58-2213805
     (State or other jurisdiction of           (IRS Employer Identification No.)
             incorporation)



         600 Galleria Parkway
             Suite 100
          Atlanta, Georgia                                  30339-5949
(Address of principal executive offices)                    (Zip Code)


        Registrant's telephone number including area code (770) 779-3900


                            2300 Windy Ridge Parkway
                                 Suite 100 North
                           Atlanta, Georgia 30339-8426
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS.

On February 27, 2003, PRG-Schultz International, Inc. ("PRG-Schultz") issued a press release announcing its results for the quarter ended December 31, 2002 and the year ended December 31, 2002 and a press release announcing the appointment of Jackie M. Ward as PRG-Schultz's presiding director of the board and the election of David A. Cole as a director. PRG-Schultz hereby incorporates by reference herein the information set forth in its Press Releases dated February 27, 2003, copies of which are attached hereto as Exhibits 99.1 and 99.2. Except as otherwise provided in the press releases, the press releases speak only as of the date of such press releases and such press releases shall not create any implication that the affairs of PRG-Schultz have continued unchanged since such date.

Except for the historical information contained in this report, the statements made by PRG-Schultz are forward looking statements that involve risks and uncertainties. All such statements are subject to the safe harbor created by the Private Securities Litigation Reform Act of 1995. PRG-Schultz's future financial performance could differ significantly from the expectations of management and from results expressed or implied in the Press Releases. For further information on other risk factors, please refer to the "Risk Factors" contained in PRG-Schultz's post-effective amendment to Form S-3 filed October 29, 2002 with the Securities and Exchange Commission. PRG-Schultz disclaims any obligation or duty to update or modify these forward-looking statements.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

          (a)  Financial Statements.

               Not applicable.

          (b)  Pro Forma Financial Information.

               Not applicable.

          (c)  Exhibits.

               Exhibit Number             Description

               99.1                       Press Release dated February 27, 2003

               99.2                       Press Release dated February 27, 2003




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


                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             PRG-SCHULTZ INTERNATIONAL, INC.



Date: March 5, 2003          By: /s/      Clinton McKellar, Jr.
                                   ---------------------------------------------
                                          Clinton McKellar, Jr.,
                                          Senior Vice President, General Counsel
                                          and Secretary




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



                                  EXHIBIT INDEX



Exhibit Number        Description

99.1                  Press Release dated February 27, 2003

99.2                  Press Release dated February 27, 2003



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